EXECUTION VERSION SEVENTH AMENDMENT TO CREDIT AGREEMENT SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”) dated as of January 9, 2019 among ROADRUNNER TRANSPORTATION SYSTEMS, INC., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company identified as “Subsidiary Guarantors” on the signature pages to the Credit Agreement (the “Subsidiary Guarantors”), the Lenders (as defined below) party hereto and BMO HARRIS BANK N.A., as Administrative Agent (the “Administrative Agent”), each of which is a party to the Existing Credit Agreement (as defined below). WHEREAS, Company, the Subsidiary Guarantors, the financial institutions from time to time party thereto as lenders (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of July 21, 2017 (as amended, supplemented, or otherwise modified from time to time prior to this Seventh Amendment and as in effect immediately prior to the effectiveness of this Seventh Amendment, the “Existing Credit Agreement”, and as amended by this Seventh Amendment and as may be further amended, supplemented or otherwise modified and in effect from time to time, the “Amended Credit Agreement”). WHEREAS, the Company and the Subsidiary Guarantors request that the Lenders and the Administrative Agent amend the Existing Credit Agreement in certain respects, and the Lenders party hereto and the Administrative Agent are willing to so amend the Existing Credit Agreement, as set forth below. NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Definitions. Except as otherwise defined in this Seventh Amendment, terms defined in the Amended Credit Agreement are used herein as defined therein. Section 2. Amendments to the Existing Credit Agreement. From and after the Seventh Amendment Effective Date, the Existing Credit Agreement shall be amended as follows: 2.01. References Generally. References in the Existing Credit Agreement (including references to the Existing Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) and each reference to the Existing Credit Agreement in the other Loan Documents (and indirect references such as “thereunder”, “thereby”, “therein” and “thereof”) shall be deemed to be references to the Existing Credit Agreement as amended hereby. 2.02. Amended Language. (a) Section 1.01 of the Existing Credit Agreement is amended by amending and restating the following defined term as follows: “Second Amendment Series E Preferred Stock” means the “Series E Preferred Stock” as defined in, and issued pursuant to, the Second Amendment Investment Agreement (as amended by Amendment No. 1 to Investment Agreement and Termination of Equity Commitment Letter dated as of August 3, 2018, Amendment No. 2 to Investment Agreement dated as of September 19, 2018, Amendment No. 3 to Investment Agreement dated as of November 8, 2018 and Amendment No. 4 to Investment Agreement dated as of January 9, 2019); provided that (A) the aggregate amount of such Preferred Stock shall not AmericasActive:13038029.3 exceed $52,500,000, (B) such Preferred Stock shall be issued in increments of not less than $8,750,000, (C) the Net Cash Proceeds of each issuance of such Preferred Stock shall be applied to prepay Term Loans pursuant to Section 2.06(b)(i)(E) and (D) such Preferred Stock is issued by March 1, 2019. (b) Section 7.21(k) of the Existing Credit Agreement is amended and restated as follows: No later than January 9, 2019, pursuant to Amendment No. 4 dated as of January 9, 2019, the Second Amendment Investment Agreement in respect of the Second Amendment Series E Preferred Stock shall be amended to extend the commitment therein to issue up to $17,500,000 of Second Amendment Series E Preferred Stock from January 31, 2019 to the earlier of (i) March 1, 2019 and (ii) the occurrence of the Rights Offering. (c) Section 5 of the Sixth Amendment to Credit Agreement dated as of November 8, 2018 (the “Sixth Amendment”) among the parties to this Seventh Amendment is amended and restated as follows: Section 5. Conditions Precedent to the Rights Offering Effective Date Amendments. Those amendments in the Amended Credit Agreement that are marked with a footnote that states “Rights Offering Effective Date” (collectively, the “Rights Offering Amendments”) shall become effective as of the date upon which each of the following conditions precedent (collectively, the “Rights Offering Conditions Precedent”) shall be satisfied or waived (the “Rights Offering Effective Date”); provided that if the Rights Offering Conditions Precedent are not satisfied on or prior to March 1, 2019, the Rights Offering Amendments shall be null and void: Section 3. Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that as of the Seventh Amendment Effective Date: 3.01. each of the representations and warranties set forth in the Amended Credit Agreement and in the other Loan Documents are true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of such earlier date, and except that for purposes of this Section 3.01, (i) the representations and warranties contained in Section 6.05(a) and (c) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 7.01 of the Amended Credit Agreement and (ii) the representations and warranties contained in Section 6.05(b) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 7.01 of the Amended Credit Agreement; 3.02. both immediately before and after giving effect to this Seventh Amendment and the transactions contemplated hereby, no Default (other than the Specified Default) shall have occurred and be continuing, or would result therefrom; and 3.03. both immediately before and after giving effect to this Seventh Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing, 2 or would result therefrom, under the Existing Investment Agreement and/or the Second Amendment Investment Agreement (as amended) or any transactions contemplated thereby, and no fees shall have been paid to any holders of the “Preferred Stock” in connection therewith. Section 4. Conditions Precedent to this Seventh Amendment. This Seventh Amendment shall become effective as of the date, upon which each of the following conditions precedent shall be satisfied or waived (the “Seventh Amendment Effective Date”): 4.01. Execution. The Administrative Agent shall have received counterparts of this Seventh Amendment, executed by the Loan Parties, the Administrative Agent and the Lenders. 4.02. Preferred Stock Consent. The Lenders shall have received confirmation that the holders of the “Preferred Stock” under the Existing Investment Agreement and the Second Amendment Investment Agreement (as amended by (a) Amendment No. 1 to Investment Agreement and Termination of Equity Commitment Letter dated as of August 3, 2018, (b) Amendment No. 2 to Investment Agreement dated as of September 19, 2018, (c) Amendment No. 3 dated as of November 8, 2018 and (d) Amendment No. 4 dated as of January 9, 2019, a copy of which has been attached hereto as Exhibit A) have consented to the Seventh Amendment in form and substance satisfactory to the Lenders. 4.03. Costs and Expenses. The Company shall have paid all reasonable and documented out- of-pocket costs and expenses of the Administrative Agent in connection with this Seventh Amendment. Section 5. Reference to and Effect Upon the Existing Credit Agreement. 5.01. Except as specifically amended or waived above, the Existing Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. 5.02. The execution, delivery and effectiveness of this Seventh Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Existing Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any Loan Document, except as specifically set forth herein. Section 6. Ratification of Liability. As of the Seventh Amendment Effective Date, the Company and the other Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents to which they are a party, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which they are a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations, and as of the Seventh Amendment Effective Date, each such Person hereby confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Seventh Amendment, the Amended Credit Agreement or any other Loan Document. As of the Seventh Amendment Effective Date, the Company and the other Loan Parties further agree and reaffirm that the Loan Documents to which they are parties now apply to all Obligations as defined in the Amended Credit Agreement (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Seventh Amendment, the Amended Credit Agreement or any other Loan Document). As of the Seventh Amendment Effective Date, the Company and the other Loan Parties (a) further acknowledge receipt of a copy of this Seventh Amendment, (b) consent to the terms and conditions of same, and (c) agree and 3 acknowledge that each of the Loan Documents to which they are a party remain in full force and effect and is hereby ratified and confirmed. Section 7. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Seventh Amendment is a Loan Document for all purposes of the Amended Credit Agreement. This Seventh Amendment may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page. Section headings used in this Seventh Amendment are for reference only and shall not affect the construction of this Seventh Amendment. Section 8. GOVERNING LAW. THIS SEVENTH AMENDMENT, AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS. Section 9. Release and Waiver. The Loan Parties each do hereby release the Administrative Agent and each of the Lenders and each of their officers, directors, employees, agents, attorneys, personal representatives, successors, predecessors and assigns from all manner of actions, cause and causes of action, suits, deaths, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands, whatsoever, in law or in equity, and particularly, without limiting the generality of the foregoing, in connection with the Amended Credit Agreement and the other Loan Documents and any agreements, documents and instruments relating to the Amended Credit Agreement and the other Loan Documents and the administration of the Amended Credit Agreement and the other Loan Documents, all indebtedness, obligations and liabilities of the Loan Parties to the Administrative Agent or any Lender and any agreements, documents and instruments relating to the Amended Credit Agreement and the other Loan Documents (collectively, the “Claims”), which the Loan Parties now have against the Administrative Agent or any Lender or ever had, or which might be asserted by their heirs, executors, administrators, representatives, agents, successors, or assigns based on any Claims which exist on or at any time prior to the date of this Seventh Amendment. The Loan Parties expressly acknowledge and agree that they have been advised by counsel in connection with this Seventh Amendment and that they each understand that this Section 10 constitutes a general release of the Administrative Agent and the Lenders and that they each intend to be fully and legally bound by the same. The Loan Parties further expressly acknowledge and agree that this general release shall have full force and effect notwithstanding the occurrence of a breach of the terms of this Seventh Amendment or an Event of Default or Default under the Amended Credit Agreement. [signature pages follow] 4